UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 01, 2003

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, West Point, Georgia 31833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Item  1-6.   Not applicable.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)   The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Slide presentation issued by Charter Financial Corporation (the (Company() on July 1, 2003, furnished in accordance with Item 9 of this Current Report on Form 8-K.

Item 8.	Not applicable.

Item 9.	Regulation FD

The following information is furnished under this Item 9 in satisfaction of Item 7, Financial Statements, Pro Forma Financial Information and Exhibits.”

Slide presentation made on July 1, 2003 is attached as Exhibit 99.1.

Item  1-12. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION

By:	/s/ ROBERT L. JOHNSON
Name:	Robert L. Johnson
Title:	President and Chief Executive Officer

Date: July 2, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide presentation dated July 1, 2003.